                     MFS(R) International Opportunities Fund
                   MFS(R) International Strategic Growth Fund
                         MFS(R) International Value Fund
                 MFS(R) Intermediate Investment Grade Bond Fund
                            MFS(R) Research Bond Fund
                       MFS(R) Emerging Opportunities Fund
                           MFS(R) Large Cap Value Fund
                          MFS(R) High Quality Bond Fund
                           MFS(R) Strategic Value Fund
                        MFS(R) Emerging Markets Debt Fund
                               MFS(R) Income Fund
                           MFS(R) European Equity Fund
                             MFS(R) High Yield Fund
                         MFS(R) Concentrated Growth Fund
                              VertexSM All Cap Fund
                            VertexSM Contrarian Fund
                              VertexSM Income Fund
                    MFS(R) New York High Income Tax Free Fund
                 MFS(R) Massachusetts High Income Tax Free Fund


          Supplement to the Current Statement of Additional Information

The following provisions shall apply to any retirement plan (each a "Merrill Lynch Daily K Plan") whose records are maintained on a daily valuation basis by either Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or by an independent recordkeeper (an "Independent Recordkeeper") whose services are provided through a contract or alliance arrangement with Merrill Lynch, and with respect to which the sponsor of such plan has entered into a recordkeeping service agreement with Merrill Lynch (a "Merrill Lynch Recordkeeping Agreement").

The initial sales charge imposed on purchases of Class A shares of the Funds, and the contingent deferred sales charge ("CDSC") imposed on certain redemptions of Class A shares of the Funds, is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

         (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets invested in broker-dealer sold funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to agreements between Merrill Lynch and such funds' principal underwriters or distributors, and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

         (ii) if such Plan's records are maintained by an Independent Recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) such Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

The CDSC imposed on redemptions of Class B shares of the Fund is waived in the following circumstances with respect to a Merrill Lynch Daily K Plan:

         (i) if, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million in assets invested in Applicable Investments;

         (ii) if such Plan's records are maintained by an independent recordkeeper and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement, such Plan has less than $3 million dollars in assets, excluding money market funds, invested in Applicable Investments; or

         (iii) such Plan has fewer than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Agreement.

No front-end commissions are paid with respect to any Class A or Class B shares of the Fund purchased by any Merrill Lynch Daily K Plan.


  The date of this Supplement is August 1, 1999 (as revised September 1, 2000).